UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 17, 2003

Date of Report (date of earliest event reported)

VENTANA MEDICAL SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	000-20931	94-2976937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 Innovation Park Drive

Tuscon, AZ 85737

(Address of principal executive offices)

(520) 887-2155

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of April 17, 2003
99.2	Transcript of conference call held on April 17, 2003

Item 9.    Regulation FD Disclosure (pursuant to Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 17, 2003, Ventana Medical Systems, Inc. (“Ventana”) issued a press release and held a conference call, each regarding Ventana’s results of operations for the quarter ended March 31, 2003, and each disclosing material non-public information. The press release and a transcript of the call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

VENTANA MEDICAL SYSTEMS, INC.

By:	/S/ NICHOLAS MALDEN
Nicholas Malden Vice President, Chief Financial Officer and Secretary

Date: April 24, 2003